UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2018

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
 (Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2018, Essex Property Trust, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) as further described below. The Board of Directors of the Company (the “Board”) adopted the 2018 Plan on December 12, 2017, subject to stockholder approval. The 2018 Plan succeeds and replaces the Essex Property Trust, Inc. 2013 Stock Award and Incentive Compensation Plan (as amended, the “2013 Plan”).

The 2018 Plan provides for the grant of stock-based and cash-based awards to employees, directors and consultants of the Company and its affiliates. The aggregate number of shares of the Company’s common stock available for issuance pursuant to awards granted under the 2018 Plan is 2,000,000 shares, plus the number of shares authorized for grants and available for issuance under the 2013 Plan as of the effective date of the 2018 Plan and the number of shares subject to outstanding awards under the 2013 Plan that are forfeited or otherwise not issued under such awards. No further awards will be granted under the 2013 Plan and the shares that remained available for future issuance under the 2013 Plan as of the Annual Meeting will be available for issuance under the 2018 Plan. In connection with the adoption of the 2018 Plan, the Board delegated to the Compensation Committee of the Board the authority to administer the 2018 Plan.

A description of the 2018 Plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 23, 2018 (the “Proxy”).  The description of the 2018 Plan above and the description contained in the Proxy are qualified in their entirety by reference to the full text of the 2018 Plan, a copy of which is attached as Appendix A to the Proxy and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2018, the Company held its Annual Meeting, at which the Company’s stockholders:

1.
Elected the following nominees to serve as directors until the 2019 annual meeting or until their successors are duly elected and qualified: Keith R. Guericke, Amal M. Johnson, Irving F. Lyons, III, George M. Marcus, Thomas E. Robinson, Michael J. Schall, Byron A. Scordelis, and Janice L. Sears.

2.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

3.	Approved, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the Proxy.

4.	Approved the 2018 Plan.

As of the record date of February 28, 2018, for the Annual Meeting, there were 66,040,803 shares of common stock outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	57,174,503	1,202,940
Amal M. Johnson	57,986,820	390,623
Irving F. Lyons, III	42,299,165	16,078,278
George M. Marcus	54,130,391	4,247,052
Thomas E. Robinson	57,913,079	464,364
Michael J. Schall	57,724,044	653,399
Byron A. Scordelis	42,533,730	15,843,713
Janice L. Sears	57,867,201	510,242

There were 2,468,888 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG LLP as the Company’s registered public accounting firm for the year ending December 31, 2018 were as follows:

For	Against	Abstentions	Broker Non-Votes
59,883,461	922,807	40,063	2,468,888

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the Proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
56,457,602	1,044,708	875,133	2,468,888

(iv)	The results of the voting to approve the 2018 Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
55,046,447	3,274,957	56,039	2,468,888

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018
Essex Property Trust, Inc.

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel and Secretary

3